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                                                                   Exhibit 10.49

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY ***

July 2, 2001

Robert S. Thomas
President & CEO
Charles & Colvard, Ltd,
P.O. Box 13533
Research Triangle Park, NC 27709-3533

This letter, when signed by both parties, will serve as an agreement between Charles & Colvard, Ltd. (formerly C3, Inc.) and Cree, Inc. as set forth below and will apply to SIC production crystals purchased by Charles & Colvard from Cree, during the period of twelve months beginning January 1, 2001. This letter agreement supersedes the parties' letter agreement dated December 7, 2000.

1. Charles & Colvard Intends to purchase and Cree intends to sell production crystals in the quantities and according to the following schedule, and at a price of *** per gram of "usable material," determined in the manner described in Paragraph 3. Purchases of the indicated quantity for the 3 monthly periods beginning 3/26/01 will be committed only upon issuance of a purchase order by Charles & Colvard on or before 1/5/01 and Cree's written acceptance of such order. Purchases of the indicated quantity for the monthly periods June 25 through December 23, 2001 will be committed only upon issuance of a purchase order by Charles & Colvard and Cree's written acceptance of such order. The price of *** per gram is contingent on purchase orders requesting minimum monthly quantities of *** grams. Cree will quote lead times dependent on business conditions at the time of issuance of the purchase order.


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Delivery Period                       Forecasted quantity
                                      (grams)
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  1/1/01 - 1/21/01                    *** grams
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 1/22/01 - 2/18/01                    *** grams
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 2/19/01 - 3/25/01                    *** grams
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 3/26/01 - 4/22/01                    *** grams
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 4/23/01 - 5/20/01                    *** grams
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 5/21/01 - 6/24/01                    *** grams
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 6/25/01 - 7/22/01                    *** grams
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 7/23/01 - 8/19/01                    *** grams
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 8/20/01 - 9/23/01                    *** grams
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 9/24/01 - 10/21/01                   *** grams
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10/22/01 - 11/18/01                   *** grams
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11/19/01 - 12/23/01                   *** grams
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2.   The quantity of "usable material" of crystals delivered to Charles &
Colvard pursuant to this agreement will be determined according to the following:

     A. Material will be graded using the same practices used by the parties to grade crystals during calendar 2000 and in accordance with Attachment A.

     B. Grams of usable material will be calculated on a crystal by crystal basis according to the following equation:

          (usable mm) as a percent of total length of the crystal in mm multiplied by the actual weight of the crystal in grams.

          "Usable mm" has the meaning defined In Attachment A.

     C. Crystals shipped to Charles & Colvard must contain at least *** grams of usable material for 2" crystals or *** grams for 3" crystals. Crystal diameter to be shipped will be 2" or 3" as determined by Cree.

     D. All grading will be concluded in a timely manner and consistent with past practice.

4. Charles & Colvard shall not be obligated to fund, and Cree shall not be obligated to carry out, the development program described in the July 1,1998 Amended and Restated Development Agreement, as amended (the "Development Agreement'), for the

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period from January 1, 2001 through December 31. 2002, and the term of the
Development Agreement is extended through December 31, 2002.

5. Except as provided above, purchases will be subject to the terms and conditions of the Supply Agreement and the development program will be subject to the terms and conditions of the Development Agreement.

6. The contents of this letter shall be considered "Confidential Information" of each party subject to the provisions of Section S of the Supply Agreement.

If acceptable, please sign below and date to indicate Charles & Colvard's binding agreement to these terms.

      /s/ Charles M. Swoboda                /s/ Robert S. Thomas
      -------------------------             ------------------------
      Charles M. Swoboda                    Robert S. Thomas
      President and CEO                     President & CEO

Attachment A
Specification of usable material:
Except where noted below, "Usable mm" is calculated by adding the length of net "light" material plus 55% of the length of net "medium light" material.

Except where noted below, Net material is calculated as "light" or "medium light" material, as applicable, minus the % yield loss caused by the color grading green and the inclusions and defects listed below, determined in accordance with the practices followed by the parties in grading production crystals during calendar 2000.

The inclusions and defects considered in determining yield loss are:

ID       D-Type
1        ***
2        ***
3        ***
5        ***
6        ***
8        ***
9        ***

Note: The sum total of net medium light and non-gray net light included in the "usable mm" . shall be limited to ***% of the total usable mm shipped in any given fiscal month ( Le, the monthly periods defined in paragraph 1 of the attached letter agreement). Beyond this limit, said material shipped for the remainder of that month will not be included in "usable mm" calculations.